                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 18, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533                74-2830661
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

NovaStar Financial, Inc. (the "Company") is filing this Form 8-K/A pursuant to
Instruction 2 to Item 5.02 of Form 8-K to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 21,
2007 (the "Original 8-K") to disclose the material terms and conditions of Mr.
Schwatken's Employment Agreement. Pursuant to Rule 12b-15 of the Securities
Exchange Act of 1934, the Company is required to set forth the complete text of
Item 5.02, as amended. As a result, this Form 8-K/A also includes updated information, as discussed below, regarding the termination of Scott Hartman and
Greg Metz, which was previously reported on a Form 8-K filed by the Company on
January 8, 2008 (the "January 8-K"), and updated information regarding the amounts distributed in connection with the termination of the Deferred
Compensation Plan (defined below).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Scott Hartman

On December 18, 2007, Scott Hartman was terminated without "cause" as the Chief
Executive Officer of the Company, effective as of January 3, 2008, as part of a management restructuring intended to reduce management personnel to a level in line with the needs of the Company in light of changes in the business environment and operations of the Company. In addition, he resigned from the
Company's Board of Directors, effective as of January 3, 2008.

In the Original 8-K, the Company reported that it was negotiating with Mr.
Hartman the terms of a separation agreement. In the January 8-K, the Company reported that the negotiations of a separation agreement with Mr. Hartman had concluded with a determination by each of the parties that the applicable provisions of Mr. Hartman's employment agreement are acceptable to each party.
Accordingly, Mr. Hartman will receive the rights and benefits specified in his employment agreement as applicable following termination of employment without cause. A copy of Mr. Hartman's employment agreement, as previously amended, is on file with the Securities and Exchange Commission. In addition, Mr. Hartman will receive compensation for 60 days at his base salary existing immediately prior to termination, in accordance with the federal Worker Adjustment and
Retraining Notification Act.

Lance Anderson

Effective as of January 3, 2008, Lance Anderson, age 47, assumed the responsibilities of Chief Executive Officer and Chairman of the Board of the
Company in addition to his current responsibilities as President and Chief
Operating Officer and director. Mr. Anderson has been President and Chief
Operating Officer and a director of the Company since 1996. Prior to joining the
Company, Mr. Anderson served as Executive Vice President of Dynex Capital, Inc., formerly Resource Mortgage Capital, Inc., a New York Stock Exchange listed real estate investment trust (Dynex). In addition, Mr. Anderson was President and
Chief Executive Officer of Dynex's single-family mortgage operation,

Saxon Mortgage. Prior to joining the Company, he had been at Dynex since October
1989.

Gregory Metz

On December 18, 2007, Gregory Metz was terminated "without cause" as the Chief
Financial Officer of the Company, effective as of January 3, 2008, as part of a management restructuring intended to reduce management personnel to a level in line with the needs of the Company in light of changes in the business environment and operations of the Company.

In the Original 8-K, the Company reported that it was negotiating with Mr. Metz the terms of a separation agreement. In the January 8-K, the Company reported that it had entered into a Separation and Consulting Agreement with Mr. Metz and disclosed the terms of such Separation and Consulting Agreement. The disclosure regarding the Separation and Consulting Agreement with Mr. Metz in the January
8-K is incorporated herein by reference. The Separation and Consulting Agreement was filed as Exhibit 10.1 to the January 8-K and is incorporated herein by reference.

Rodney Schwatken

Effective as of January 3, 2008, Rodney Schwatken, age 44, assumed the responsibilities of Chief Financial Officer of the Company. Since March 2006,
Mr. Schwatken had been the Company's Vice President - Strategic Initiatives where he was responsible for special projects, generally related to corporate development and management of the Company's strategic transactions. From March
1997 until March 2007, Mr. Schwatken held various titles including Vice
President, Secretary, Treasurer and Controller (Chief Accounting Officer) of the
Company and was responsible for corporate accounting, including implementation of accounting policies and procedures and developing and implementing proper internal control over all financial recordkeeping. From June 1993 to March 1997, when he joined the Company, Mr. Schwatken was Accounting Manager with U.S.
Central Credit Union, a $30 billion dollar investment, liquidity and technology resource for the credit union industry. From January 1987 to June 1993, Mr.
Schwatken was employed by Deloitte & Touche LLP in Kansas City, Missouri, most recently as an audit manager.

On January 7, 2008, the Company and Rodney Schwatken entered into an employment agreement (the "Employment Agreement"). Under the terms of the Employment
Agreement, Mr. Schwatken will receive an annual base salary of $165,000, subject to annual increases, agreed upon incentive compensation for 2008 of $25,000 per quarter, and such other incentive pay determined by the Company from time to time. In the event that Mr. Schwatken's employment is terminated by the Company without "cause" or by Mr. Schwatken for "good reason" (as such terms are defined in the Employment Agreement), Mr. Schwatken will immediately receive any unpaid portion of the $100,000 agreed-upon 2008 incentive compensation and, over a period of 12 months following termination, compensation at an annual rate equal to his then existing annual base salary,

in exchange for consulting services outlined in the Employment Agreement. If termination by the Company without "cause" or by Mr. Schwatken for "good reason"
occurs following a "change of control" (as defined in the Employment Agreement)
then, in addition to the foregoing, Mr. Schwatken will receive a lump-sum severance amount equal to the greater of $200,000 or the sum of his then existing annual base salary and actual incentive pay for the prior fiscal year, and all outstanding equity awards will immediately vest upon the date of such termination. Mr. Schwatken is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Employment Agreement.

The foregoing is a summary of the terms of the Employment Agreement. This summary is qualified in its entirety by reference to the full text of the
Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the December 20, 2007 Press Release announcing the foregoing management changes was attached as Exhibit 99.1 to the Original 8-K and is incorporated herein by reference.

Deferred Compensation Plan

As reported in the Original 8-K, on December 18, 2007, the Company's Board of
Directors terminated, effective as of December 31, 2007, the NovaStar Mortgage,
Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") and
accelerated the vesting of all Company contributions to the Deferred
Compensation Plan. As a result of this termination, the following executives received the following on or about January 2, 2008:

                                 NovaStar Financial, Inc.
     Name                                Cash(1)            Common Stock

     Scott Hartman                   $2,150,101.67         70,895  shares
     Lance Anderson                  $1,839,381.04         34,682  shares
     Greg Metz                            -0-                -0-
     Rodney Schwatken                   $55,285.17            861  shares
     Michael Bamburg                   $484,530.78         15,710  shares
     David Pazgan                         -0-                -0-

     (1)  The amounts listed above represent the cash amounts actually received by the individuals as a result of the termination of the Deferred
          Compensation Plan and are different from the amounts reported in the
          Original 8-K due to the performance of investment alternatives under the Deferred Compensation Plan between the date of the Original 8-K and the date the amounts were distributed.

All amounts the executives received as a result of the termination of the
Deferred Compensation Plan represent amounts the executives previously received for services rendered to the Company, but deferred for tax planning purposes.
These amounts do not represent additional compensation paid to the executives.

A copy of the NovaStar Mortgage, Inc. Deferred Compensation Plan Amended and
Restated Effective as of December 31, 2007 which terminated the Deferred
Compensation Plan was filed as Exhibit 10.1 to the Original 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Employment Agreement, dated as of January 7, 2008, by and between
               NovaStar Financial, Inc. and Rodney E. Schwatken.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2008               NOVASTAR FINANCIAL, INC.

                                       /s/ Rodney E. Schwatken
                                       -----------------------------------------
                                       Rodney E. Schwatken,
                                       Chief Financial Officer

                                Index of Exhibits

Exhibit No.    Document

10.1           Employment Agreement, dated as of January 7, 2008, by and between
               NovaStar Financial, Inc. and Rodney E. Schwatken.